CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND
                      SECTION 302 OF THE SARBANES-OXLEY ACT

I, Jeffrey S. Thomas, certify that:

          1. I have reviewed this report on Form N-Q of Atlantic Whitehall Funds Trust;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3.  Based on my knowledge,  the schedules of  investments  included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

          4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined under Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

              (a) Designed  such disclosure  controls and procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

              (b) Designed such internal control over  financial  reporting,  or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

              (c) Evaluated the effectiveness of  the  registrant's   disclosure
                  controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

              (d) Disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

          5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

              (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

              (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date:    APRIL 30, 2007               /S/ JEFFREY S. THOMAS
      ---------------------           ------------------------------------------
                                      Jeffrey S. Thomas, Chief Executive Officer
                                      (principal executive officer)

         CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND
                      SECTION 302 OF THE SARBANES-OXLEY ACT

I, Kenneth Kozanda, certify that:

          1. I have reviewed this report on Form N-Q of Atlantic Whitehall Funds Trust;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3.  Based on my knowledge,  the schedules of  investments  included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

          4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined under Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

              (a) Designed  such disclosure  controls and procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

              (b) Designed such internal control over  financial  reporting,  or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

              (c) Evaluated the effectiveness of  the  registrant's   disclosure
                  controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

              (d) Disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

          5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

              (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

              (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date:    APRIL 30, 2007                 /S/ KENNETH KOZANDA
      ------------------------          ----------------------------------------
                                        Kenneth Kozanda, Chief Financial Officer
                                        (principal financial officer)